SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2006

                     FIRST FEDERAL FINANCIAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

           Federal                        0-50820                 37-1413556
  --------------------------      --------------------------    ---------------
(State or Other Jurisdiction)       (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


300 St. Louis Street, Edwardsville, Illinois                        62025
--------------------------------------------                        -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (618) 656-6200
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

     On February 3, 2006, First Federal Financial Services, Inc. (the "Registrant") announced that the Board of Directors of First Federal Financial Services, MHC (the "MHC") adopted a Plan of Conversion and Reorganization to convert the MHC to a capital stock corporation and conduct a simultaneous stock offering (the "Conversion"). The MHC, headquartered in Edwardsville, Illinois, owns 55% of the outstanding shares of common stock of the Registrant, which in turn owns 100% of the issued and outstanding capital stock of First Federal Savings & Loan Association of Edwardsville, a federal savings and loan association (the "Bank"). Upon consummation of the Conversion, the MHC will cease to exist and its shares of the Registrant's common stock will be cancelled. Existing shares of the Registrant's common stock held by public stockholders will be exchanged for shares of First Clover Leaf Financial Corp., a new Maryland corporation ("First Clover Leaf ") which is being formed as the successor to the Registrant, pursuant to an exchange ratio that has yet to be determined, and will be based on an independent appraisal.

     Additionally, on February 3, 2006, the Registrant entered into a definitive merger agreement to acquire Clover Leaf Financial Corp. (OTC BB:CLOV), the holding company of Clover Leaf Bank, an Illinois state bank headquartered in Edwardsville, Illinois (collectively, "Clover Leaf"), pursuant to which, upon completion of the Conversion, First Clover Leaf will acquire all of the outstanding shares of common stock of Clover Leaf (the "Acquisition"). Under the terms of the merger agreement, the merger consideration for Clover Leaf stockholders will be based on the final outcome of the Conversion. If the Conversion closes at the minimum of the valuation range, Clover Leaf stockholders will receive a combination of First Clover Leaf stock and cash valued at $40 per share. If the Conversion closes at the maximum of the valuation range, Clover Leaf stockholders will receive a combination of First Clover Leaf stock and cash valued at $42 per share. If the Conversion closes at the adjusted maximum of the valuation range, Clover Leaf stockholders will receive a combination of First Clover Leaf stock and cash valued at $43 per share. Between the minimum and the maximum of the valuation range, and between the maximum and adjusted maximum of the valuation range, the value of the merger consideration for Clover Leaf stockholders will be prorated. In exchange for their shares, stockholders of Clover Leaf will have the right to elect either all First Clover Leaf stock, all cash, or a combination of First Clover Leaf stock and cash, provided that, in the aggregate, 70% of the Clover Leaf shares are exchanged for First Clover Leaf stock and 30% are exchanged for cash.

     The transaction is subject to certain conditions, including the receipt of required regulatory approvals and approval by the stockholders of Clover Leaf and the Registrant, as well as approval of the Plan of Conversion by the members of the MHC and the stockholders of the Registrant. The transaction is expected to close early in the third quarter of 2006. The Acquisition is to occur immediately after, and is contingent upon, the consummation of the Conversion.

     A copy of the Merger Agreement will be filed separately under Form 8-K. A copy of the Plan of Conversion is filed as Exhibit 2.1 to this Report. A press release relating to the Acquisition and the adoption of the Plan of Conversion is filed as Exhibit 99.1 to this Report.

     On January 31, 2006, the Bank entered into an employment agreement with Larry W. Mosby, President and Chief Executive Officer. Also on January 31, 2006, the Registrant and the Bank entered into an employment agreement with Donald Engelke, Senior Vice President-Residential Lending. These employment agreements are filed as Exhibits 10.1 and 10.2, respectively, to this Report.

     Additionally, on February 3, 2006, in connection with the Acquisition, the Registrant and the Bank entered into an employment agreement with Dennis M. Terry, President and Chief Executive Officer of Clover Leaf. Under the terms of this employment agreement, from the time of the consummation of the Acquisition through October 1, 2006, Mr. Terry shall serve as Chief Operating Officer of First Clover Leaf. Beginning on October 1, 2006 (the "Appointment Date"), Mr. Terry shall serve as President and Chief Executive Officer of First Clover Leaf; provided, however, in its sole discretion, the Board of Directors of First Clover Leaf may extend the Appointment Date to January 1, 2007. A copy of the employment agreement is filed as Exhibit 10.3 to this Report.

     On November 17, 2005, the Bank entered into an amended employment agreement with Linda Werner, Corporate Secretary and Savings Officer of the Bank. This agreement amended a June 29, 2004 employment agreement between the Registrant, the Bank and Ms. Werner. Copies of the employment agreement and the amended employment agreement are filed as Exhibit 10.4 to this Report.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

(a) Financial Statements of Businesses Acquired.    Not Applicable.

(b) Pro Forma Financial Information.                Not Applicable.

(c) Shell Company Transaction.                      Not applicable.

(d) Exhibits.

              Exhibit No.           Description
              ----------            ------------

                  2.1 Plan of Conversion and Reorganization of First Federal Financial Services, MHC

                 10.1               Employment Agreement of Larry W. Mosby

                 10.2               Employment Agreement of Donald Engelke

                 10.3               Employment Agreement of Dennis M. Terry

                 10.4               Employment Agreement of Linda Werner

                 99.1               Press release dated February 3, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  FIRST FEDERAL FINANCIAL SERVICES, INC.



DATE:  February 6, 2006           By: /s/ Donald Engelke
                                     ------------------------------------------
                                      Donald Engelke
                                      Senior  Vice  President  and  Principal
                                      Financial  and  Accounting Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Report:

              Exhibit No.           Description
              ----------            ------------

                  2.1 Plan of Conversion and Reorganization of First Federal Financial Services, MHC

                 10.1               Employment Agreement of Larry W. Mosby

                 10.2               Employment Agreement of Donald Engelke

                 10.3               Employment Agreement of Dennis M. Terry

                 10.4               Employment Agreement of Linda Werner

                 99.1               Press release dated February 3, 2006